SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 17, 2004

Belmont Bancorp.

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

0-12724	34-1376776
(Commission File Number)	(I.R.S. Employer Identification No.)

325 Main Street, Bridgeport, Ohio	43912
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (740) 695-3323

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events and Regulation FD Disclosure.

On May 17, 2004, Belmont Bancorp. issued a press release announcing a special cash dividend of $0.40 per common share payable on June 14, 2004 to shareholders of record as of May 28, 2004. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

(c)	Exhibits

99.1 Press Release issued by Belmont Bancorp. dated May 17, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Belmont Bancorp.
(Registrant)

/s/ Jane R. Marsh
Jane R. Marsh
Chief Financial Officer

Dated: May 17, 2004